TOUCHSTONE STRATEGIC TRUST
(the “Trust”)

TOUCHSTONE VALUE FUND

Supplement dated August 31, 2021 to the Prospectus and
Statement of Additional Information (“SAI”) dated October 30, 2020, each as may be amended or supplemented from time to time

Notice of Reduction in Advisory Fee

The Board of Trustees of the Trust, including those Trustees who are not “interested persons” of the Trust as such term is defined in the Investment Company Act of 1940, as amended, has approved a reduction in the advisory fee of the Touchstone Value Fund (the “Fund”).

Effective September 1, 2021, the Fund will pay its investment advisor, Touchstone Advisors, Inc. (the “Advisor”), an advisory fee at an annualized rate of 0.65% on the first $200 million of assets and 0.55% on assets over $200 million. Prior to September 1, 2021, the Fund paid the Advisor an advisory fee at an annualized rate of 0.65% on all assets. The Fund’s advisory fee is accrued daily and paid monthly, based on the Fund’s average net assets during the month.

Please contact your financial advisor or Touchstone at 800.543.0407 if you have any questions.

P.O. Box 9878·Providence, RI 02940-8078
Ph: 800.543.0407·TouchstoneInvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*
*A registered broker-dealer and member FINRA and SIPC
A Member of Western & Southern Financial Group

Please retain this Supplement for future reference.

TSF-54BB-TST-TVLAX-S1-2108